UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 30, 2013
Date of Report (Date of earliest event reported)

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902
New York, New York  10036
(Address of principal executive offices) (Zip Code)

(212) 696-0100
(Registrant’s telephone number, including area code)

Copies to:
David W. Bernstein
K&L Gates LLP
599 Lexington Avenue
New York, NY 10022
Phone: (212) 536-4029
Fax: (212) 536-3901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation F-D Disclosure.

On January 31, 2013, Annaly Capital Management, Inc. (“Annaly”) issued a press release announcing that Annaly has entered into the Agreement and Plan of Merger described in Item 8.01.  A copy of the press release is being furnished as Exhibit 99.1 to this Report.

Item 8.01                      Other Events.

On January 30, 2013, Annaly entered into an Agreement and Plan of Merger with CreXus Investment Corp. and CXS Acquisition Corporation, a wholly-owned subsidiary of Annaly.  A copy of the Agreement and Plan of Merger is attached as Exhibit 99.2 to this Report.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

99.1	Press Release dated January 31, 2013 (being furnished, not filed)

99.2	Agreement and Plan of Merger, dated as of January 30, 2013, among Annaly Capital Management, Inc., CreXus Investment Corp. and CXS Acquisition Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2013	Annaly Capital Management, Inc.

	By:	/s/ R. Nicolas Singh, Esq.
	Name:	R. Nicolas Singh, Esq.
	Title:	Chief Legal Officer